                        WFS FINANCIAL 2004-1 OWNER TRUST

                           Distribution Date Statement
                 for Collection Period ended September 30, 2004
                    for Distribution Date of October 20, 2004




COLLECTIONS

                                                                                                                        DOLLARS

Payments received                                                                                                    56,792,762.19
                      Plus / (Less) :
                                           Net Servicer Advances                                                         31,935.94
                                           Investment Earnings on funds in
                                             the Collection Account                                                      73,877.73
                                                                                                                    --------------
Net Collections                                                                                                      56,898,575.86
                      Plus / (Less) :
                                           Funds in Spread Account                                                   12,016,733.52
                                                                                                                    --------------
Total Available Funds                                                                                                68,915,309.38
                                                                                                                    ==============


DISTRIBUTIONS

                      Servicing Fee                                                                1,250,130.00
                      Trustee and Other Fees                                                           3,786.97
                                                                                                   ------------

Total Fee Distribution                                                                                                1,253,916.97

                      Note Interest Distribution Amount - Class A-1                     0.00
                      Note Interest Distribution Amount - Class A-2               553,051.43
                      Note Interest Distribution Amount - Class A-3               365,000.00
                      Note Interest Distribution Amount - Class A-4               776,847.92
                                                                               -------------
                                                                                1,694,899.35

                      Note Principal Distribution Amount - Class A-1                    0.00
                      Note Principal Distribution Amount - Class A-2           38,134,172.03
                      Note Principal Distribution Amount - Class A-3                    0.00
                      Note Principal Distribution Amount - Class A-4                    0.00
                                                                               -------------
                                                                               38,134,172.03

Total Class A Interest and Principal Distribution                                                                    39,829,071.38

                      Note Interest Distribution Amount - Class B-1               102,042.64
                      Note Principal Distribution Amount - Class B-1            4,018,650.09
                                                                               -------------

Total Class B Interest and Principal Distribution                                                                     4,120,692.73

                      Note Interest Distribution Amount - Class C-1               132,281.25
                      Note Principal Distribution Amount - Class C-1            8,982,265.51
                                                                               -------------

Total Class C Interest and Principal Distribution                                                                     9,114,546.76

                      Note Interest Distribution Amount - Class D-1               128,781.25
                      Note Principal Distribution Amount - Class D-1            2,938,250.93
                                                                               -------------

Total Class D Interest and Principal Distribution                                                                     3,067,032.18

                      Spread Account Deposit                                                                         11,530,049.36
                                                                                                                    --------------


Total Distributions                                                                                                  68,915,309.38
                                                                                                                    ==============

                        WFS FINANCIAL 2004-1 OWNER TRUST

                           Distribution Date Statement
                 for Collection Period ended September 30, 2004
                    for Distribution Date of October 20, 2004


PORTFOLIO DATA:

                                                                               # of loans
      Beginning Aggregate Principal Balance                                      83,747                            1,200,124,882.14

          Less:                            Principal Payments                                (21,745,605.93)
                                           Full Prepayments                      (2,420)     (21,805,955.31)
                                           Partial Prepayments                        -                   -
                                           Liquidations                            (281)      (3,568,384.43)
                                                                                             ---------------
                                                                                                                     (47,119,945.67)
                                                                                                                  -----------------
      Ending Aggregate Principal Balance                                         81,046                            1,153,004,936.47
                                                                                                                  =================

Ending Outstanding Principal Balance of Notes                                                                      1,082,017,285.48
Overcollateralization Amount                                                                                          70,987,650.99
Overcollateralization Level                                                                                                   6.16%

OTHER RELATED INFORMATION:

Spread Account:

                      Beginning Balance                                                       12,001,248.82
                            Investment earnings on funds in spread account                        15,484.70
                            Less: Funds included in Total Available Funds                    (12,016,733.52)
                            Deposits                                                          11,530,049.36
                            Reductions                                                                    -
                                                                                             ---------------
                      Ending Balance                                                                                  11,530,049.36

                      Beginning Initial Deposit                                               15,000,000.00
                            Repayments                                                                    -
                                                                                             ---------------
                      Ending Initial Deposit                                                                          15,000,000.00


Modified Accounts:
                      Principal Balance                                                                   -                       -
                      Scheduled Balance                                                                   -                       -

Servicer Advances:
                      Beginning Unreimbursed Advances                                            929,193.92
                      Net Advances                                                                31,935.94
                                                                                             ---------------
                                                                                                                         961,129.86

Net Charge-Off Data:
                      Charge-Offs                                                              6,423,093.39
                      Recoveries                                                              (1,353,735.47)
                                                                                             ---------------
                      Net Charge-Offs                                                                                  5,069,357.92


Delinquencies (P&I):                                                           # of loans
                      30-59 Days                                                 1,558        13,638,627.53
                      60-89 Days                                                   397         3,580,896.55
                      90-119 Days                                                  144         1,274,181.90
                      120 days and over                                              8            93,561.70

Repossessions                                                                       57           544,575.55

Contracts Repurchased (pursuant to Sect. 3.02, 4.07, or 9.01 of the
  Sale and Servicing Agreement)                                                      -                                            -

Cumulative Charge-Off Percentage                                                                                              0.34%

WAC                                                                                                                        10.6978%
WAM                                                                                                                          55.971

                        WFS FINANCIAL 2004-1 OWNER TRUST

                           Distribution Date Statement
                 for Collection Period ended September 30, 2004
                    for Distribution Date of October 20, 2004


===================================================================================================================================
                                   BEGINNING         NOTE MONTHLY                       TOTAL
               ORIGINAL           OUTSTANDING         PRINCIPAL         PRIOR         PRINCIPAL       PRINCIPAL            CURRENT
               PRINCIPAL           PRINCIPAL        DISTRIBUTABLE     PRINCIPAL     DISTRIBUTABLE    DISTRIBUTION         PRINCIPAL
  CLASSES       BALANCE             BALANCE             AMOUNT        CARRYOVER         AMOUNT          AMOUNT            CARRYOVER
===================================================================================================================================
    A-1      222,000,000.00               0.00              0.00          0.00              0.00                0.00          0.00


    A-2      555,000,000.00     439,511,067.12     38,134,172.03          0.00     38,134,172.03       38,134,172.03          0.00


    A-3      200,000,000.00     200,000,000.00              0.00          0.00              0.00                0.00          0.00


    A-4      331,750,000.00     331,750,000.00              0.00          0.00              0.00                0.00          0.00


    B-1       56,250,000.00      52,329,556.92      4,018,650.09          0.00      4,018,650.09        4,018,650.09          0.00


    C-1       63,750,000.00      63,750,000.00      8,982,265.51          0.00      8,982,265.51        8,982,265.51          0.00


    D-1       48,750,000.00      48,750,000.00      2,938,250.93          0.00      2,938,250.93        2,938,250.93          0.00
===================================================================================================================================

 TOTAL     1,477,500,000.00   1,136,090,624.04     54,073,338.56          0.00     54,073,338.56       54,073,338.56          0.00
===================================================================================================================================





===================================================
                   REMAINING             TOTAL
                  OUTSTANDING          PRINCIPAL
                   PRINCIPAL          AND INTEREST
  CLASSES           BALANCE           DISTRIBUTION
===================================================
    A-1                   0.00                  0.00


    A-2         401,376,895.09         38,687,223.46


    A-3         200,000,000.00            365,000.00


    A-4         331,750,000.00            776,847.92


    B-1          48,310,906.83          4,120,692.73


    C-1          54,767,734.49          9,114,546.76


    D-1          45,811,749.07          3,067,032.18
===================================================

 TOTAL        1,082,017,285.48         56,131,343.05
===================================================
                 54,073,338.56



====================================================================================================================================
                         NOTE MONTHLY                        TOTAL
                           INTEREST          PRIOR          INTEREST           INTEREST         CURRENT      DEFICIENCY      POLICY
  NOTE     INTEREST     DISTRIBUTABLE       INTEREST     DISTRIBUTABLE       DISTRIBUTION       INTEREST       CLAIM         CLAIM
CLASSES      RATE           AMOUNT         CARRYOVER         AMOUNT             AMOUNT         CARRYOVER       AMOUNT        AMOUNT
====================================================================================================================================
  A-1      1.08000%              0.00          0.00              0.00              0.00            0.00          0.00          0.00

  A-2      1.51000%        553,051.43          0.00        553,051.43        553,051.43            0.00          0.00          0.00

  A-3      2.19000%        365,000.00          0.00        365,000.00        365,000.00            0.00          0.00          0.00

  A-4      2.81000%        776,847.92          0.00        776,847.92        776,847.92            0.00          0.00          0.00

  B-1      2.34000%        102,042.64          0.00        102,042.64        102,042.64            0.00          0.00          0.00

  C-1      2.49000%        132,281.25          0.00        132,281.25        132,281.25            0.00          0.00          0.00

  D-1      3.17000%        128,781.25          0.00        128,781.25        128,781.25            0.00          0.00          0.00
====================================================================================================================================
 TOTAL                   2,058,004.49          0.00      2,058,004.49      2,058,004.49            0.00          0.00          0.00
====================================================================================================================================

                        WFS FINANCIAL 2004-1 OWNER TRUST

                              Officer's Certificate
                 for Collection Period ended September 30, 2004
                    for Distribution Date of October 20, 2004





Detailed Reporting

    See Schedule F




WFS Financial Inc, as Master Servicer, certifies that all computations presented reflect accurate information as of August 31, 2004.




                                       -----------------------------------------
                                       Lori Bice
                                       Assistant Vice President
                                       Director Technical Accounting



                                       -----------------------------------------
                                       Susan Tyner
                                       Vice President
                                       Assistant Controller